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                                                                    EXHIBIT 23.3

                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated June 16, 1999, with respect to the financial statements of the North American Antenna Sites Business of Motorola, Inc., which appears in Pinnacle Holdings Inc.'s Form 8-K/A dated November 15, 1999 and to the reference to our firm under the heading "Experts" in the registration statement.

KPMG LLP

Chicago, Illinois
September 18, 2000